Income Tax	12 Months Ended
Jun. 30, 2024
Notes and other explanatory information [abstract]
Income Tax

Note 7. Income Tax

	2024 ($)	2023 ($)	2022 ($)
Income tax expense consists of the following:
Deferred tax expense	-	-	-
Current tax expense	-	-	-
Total Income tax expense	-	-	-

Effective tax rate reconciliation:

Loss before income tax expense	(14,408,346)	(20,597,436)	(11,197,450)

Prima facie income tax benefit on loss before income tax calculated at 25% (2022: 25%)	3,602,086	5,149,359	2,799,363
Add tax effect of
- other non-allowable items	(831,249)	(3,297,349)	143,430
Less tax effect of
- items not assessable for income tax	(2,590,831)	(1,435,790)	(1,377,243)
- items deductible for taxation not accounting	251,784	772,848	114,471
Deferred tax not recognised	(431,790)	(1,189,068)	(1,680,021)
Income tax expense	-	-	-

The Company has carried forward tax losses, calculated according to Australian income tax legislation of $18,042,509 at 30 June 2024 (2023 $16,315,346) which will be deductible from future assessable income provided that income is derived. Deferred tax assets and liabilities are based on the assumption that no adverse change will occur in the income tax legislation.

The benefit of these losses will only be recognized where it is probable that future taxable profit will be available against which the benefits of the deferred tax asset can be utilised. This is based on the anticipation that the Company will derive sufficient future assessable income to enable the benefit to be realised and comply with the conditions of deductibility imposed by the law.

The Company has assessed future forecast profits and concluded that not enough criteria has been satisfied to recognise any deferred tax assets at the period ended 30 June 2024. Unused tax losses do not have an expiry date.